Exhibit 99.(h)(1)(b)

AMENDMENT TO EXHIBIT A

SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Fund Administration and Accounting Agreement dated September 17, 2018, and as subsequently amended, by and between such trusts and The Bank of New York.

June 25, 2026

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco AI and Next Gen Software ETF
3.	Invesco Biotechnology & Genome ETF
4.	Invesco Bloomberg Analyst Rating Improvers ETF
5.	Invesco Bloomberg MVP Multi-factor ETF
6.	Invesco Building & Construction ETF
7.	Invesco BuyBack Achievers™ ETF
8.	Invesco Dividend Achievers™ ETF
9.	Invesco Dorsey Wright Basic Materials Momentum ETF
10.	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF
11.	Invesco Dorsey Wright Consumer Staples Momentum ETF
12.	Invesco Dorsey Wright Energy Momentum ETF
13.	Invesco Dorsey Wright Financial Momentum ETF
14.	Invesco Dorsey Wright Healthcare Momentum ETF
15.	Invesco Dorsey Wright Industrials Momentum ETF
16.	Invesco Dorsey Wright Momentum ETF
17.	Invesco Dorsey Wright Technology Momentum ETF
18.	Invesco Dorsey Wright Utilities Momentum ETF
19.	Invesco Dow Jones Industrial Average Dividend ETF
20.	Invesco Energy Exploration & Production ETF
21.	Invesco Financial Preferred ETF
22.	Invesco Food & Beverage ETF
23.	Invesco Global Listed Private Equity ETF
24.	Invesco Golden Dragon China ETF
25.	Invesco High Yield Equity Dividend Achievers™ ETF
26.	Invesco International Dividend Achievers™ ETF
27.	Invesco Large Cap Growth ETF
28.	Invesco Large Cap Value ETF
29.	Invesco Leisure and Entertainment ETF
30.	Invesco MSCI Sustainable Future ETF
31.	Invesco NASDAQ Internet ETF
32.	Invesco Next Gen Connectivity ETF
33.	Invesco Next Gen Media and Gaming ETF
34.	Invesco Oil & Gas Services ETF
35.	Invesco Pharmaceuticals ETF
36.	Invesco RAFI US 1000 ETF
37.	Invesco RAFI US 1500 Small-Mid ETF
38.	Invesco S&P 100 Equal Weight ETF
39.	Invesco S&P 500 BuyWrite ETF
40.	Invesco S&P 500® Equal Weight ETF

41.	Invesco S&P 500® Equal Weight Communication Services ETF
42.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
43.	Invesco S&P 500® Equal Weight Consumer Staples ETF
44.	Invesco S&P 500® Equal Weight Energy ETF

45.	Invesco S&P 500® Equal Weight Financials ETF
46.	Invesco S&P 500® Equal Weight Health Care ETF
47.	Invesco S&P 500® Equal Weight Industrials ETF
48.	Invesco S&P 500® Equal Weight Materials ETF
49.	Invesco S&P 500® Equal Weight Real Estate ETF
50.	Invesco S&P 500® Equal Weight Technology ETF
51.	Invesco S&P 500® Equal Weight Utilities ETF
52.	Invesco S&P 500 GARP ETF
53.	Invesco S&P 500® Pure Growth ETF
54.	Invesco S&P 500® Pure Value ETF
55.	Invesco S&P 500® Quality ETF
56.	Invesco S&P 500® Top 50 ETF
57.	Invesco S&P 500 Value with Momentum ETF
58.	Invesco S&P MidCap 400® GARP ETF
59.	Invesco S&P MidCap 400® Pure Growth ETF
60.	Invesco S&P MidCap 400® Pure Value ETF
61.	Invesco S&P MidCap Momentum ETF
62.	Invesco S&P MidCap Quality ETF
63.	Invesco S&P MidCap Value with Momentum ETF
64.	Invesco S&P SmallCap 600® Pure Growth ETF
65.	Invesco S&P SmallCap 600® Pure Value ETF
66.	Invesco S&P SmallCap Momentum ETF
67.	Invesco S&P SmallCap Value with Momentum ETF
68.	Invesco S&P Spin-Off ETF
69.	Invesco Semiconductors ETF
70.	Invesco Water Resources ETF
71.	Invesco WilderHill Clean Energy ETF
72.	Invesco Zacks Mid-Cap ETF
73.	Invesco Zacks Multi-Asset Income ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 0-5 Yr US TIPS ETF
2.	Invesco Alerian Galaxy Crypto Economy ETF
3.	Invesco Bloomberg Enhanced Fallen Angels ETF
4.	Invesco Bloomberg Financial Data Providers ETF
5.	Invesco California AMT-Free Municipal Bond ETF
6.	Invesco CEF Income Composite ETF
7.	Invesco China Technology ETF
8.	Invesco Dorsey Wright Developed Markets Momentum ETF
9.	Invesco Dorsey Wright Emerging Markets Momentum ETF
10.	Invesco Dorsey Wright SmallCap Momentum ETF
11.	Invesco Emerging Markets Sovereign Debt ETF
12.	Invesco Equal Weight 0-30 Year Treasury ETF
13.	Invesco ESG NASDAQ 100 ETF
14.	Invesco ESG S&P 500 Equal Weight ETF
15.	Invesco Floating Rate Municipal Income ETF
16.	Invesco Fundamental Investment Grade Corporate Bond ETF

17.	Invesco Global Clean Energy ETF
18.	Invesco Global ex-US High Yield Corporate Bond ETF
19.	Invesco Global Water ETF
20.	Invesco International BuyBack AchieversTM ETF
21.	Invesco International Corporate Bond ETF
22.	Invesco KBW Bank ETF
23.	Invesco KBW High Dividend Yield Financial ETF
24.	Invesco KBW Premium Yield Equity REIT ETF
25.	Invesco KBW Property & Casualty Insurance ETF

26.	Invesco MSCI Global Climate 500 ETF
27.	Invesco MSCI Global Timber ETF
28.	Invesco MSCI North America Climate ETF
29.	Invesco MSCI Treasury Duration Rotation ETF
30.	Invesco MSCI USA ETF
31.	Invesco NASDAQ 100 ETF
32.	Invesco Nasdaq Biotechnology ETF
33.	Invesco Nasdaq Free Cash Flow Achievers ETF
34.	Invesco Nasdaq International Innovators 100 ETF
35.	Invesco NASDAQ Future Gen 200 ETF
36.	Invesco NASDAQ Next Gen 100 ETF
37.	Invesco National AMT-Free Municipal Bond ETF
38.	Invesco New York AMT-Free Municipal Bond ETF
39.	Invesco PHLX Semiconductor ETF
40.	Invesco Preferred ETF
41.	Invesco QQQ Equal Weight ETF
42.	Invesco QQQ Low Volatility ETF
43.	Invesco RAFI Developed Markets ex-U.S. ETF
44.	Invesco RAFI Developed Markets ex-U.S. Small-Mid ETF
45.	Invesco RAFI Emerging Markets ETF
46.	Invesco Russell 1000 Equal Weight ETF
47.	Invesco S&P 500 Concentrated QVM ETF
48.	Invesco S&P 500® High Beta ETF
49.	Invesco S&P 500 High Dividend Growers ETF
50.	Invesco S&P 500® High Dividend Low Volatility ETF
51.	Invesco S&P 500® Low Volatility ETF
52.	Invesco S&P 500 Momentum ETF
53.	Invesco S&P 500 QVM Multi-factor ETF
54.	Invesco S&P 500 Revenue ETF
55.	Invesco S&P Emerging Markets Low Volatility ETF
56.	Invesco S&P Emerging Markets Momentum ETF
57.	Invesco S&P Global Water Index ETF
58.	Invesco S&P International Developed Low Volatility ETF
59.	Invesco S&P International Developed Momentum ETF
60.	Invesco S&P International Developed Quality ETF
61.	Invesco S&P MidCap 400 QVM Multi-factor ETF
62.	Invesco S&P MidCap 400 Revenue ETF
63.	Invesco S&P MidCap Low Volatility ETF
64.	Invesco S&P SmallCap 600® GARP ETF
65.	Invesco S&P SmallCap 600 QVM Multi-factor ETF
66.	Invesco S&P SmallCap 600 Revenue ETF
67.	Invesco S&P SmallCap Consumer Discretionary ETF
68.	Invesco S&P SmallCap Consumer Staples ETF
69.	Invesco S&P SmallCap Energy ETF
70.	Invesco S&P SmallCap Financials ETF
71.	Invesco S&P SmallCap Health Care ETF
72.	Invesco S&P SmallCap High Dividend Low Volatility ETF

73.	Invesco S&P SmallCap Industrials ETF
74.	Invesco S&P SmallCap Information Technology ETF
75.	Invesco S&P SmallCap Low Volatility ETF
76.	Invesco S&P SmallCap Materials ETF
77.	Invesco S&P SmallCap Quality ETF
78.	Invesco S&P SmallCap Utilities & Communication Services ETF
79.	Invesco S&P Ultra Dividend Revenue ETF
80.	Invesco Senior Loan ETF
81.	Invesco Short Term Treasury ETF
82.	Invesco Solar ETF
83.	Invesco Taxable Municipal Bond ETF
84.	Invesco U.S. Hybrid Bond ETF
85.	Invesco Variable Rate Preferred ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF
2.	Invesco Active U.S. Real Estate ETF
3.	Invesco Agency MBS ETF
4.	Invesco Comstock Contrarian Equity ETF
5.	Invesco Core Fixed Income ETF
6.	Invesco Diversified Dividend Opportunities ETF
7.	Invesco Flexible Income ETF
8.	Invesco Global Equity Net Zero ETF
9.	Invesco High Yield Systematic Bond ETF
10.	Invesco Intermediate Municipal ETF
11.	Invesco International Growth Focus ETF
12.	Invesco Managed Futures Strategy ETF
13.	Invesco MSCI EAFE Income Advantage ETF
14.	Invesco QQQ Hedged Advantage ETF
15.	Invesco QQQ Income Advantage ETF
16.	Invesco Rochester High Yield Municipal ETF
17.	Invesco S&P 500® Downside Hedged ETF
18.	Invesco S&P 500 Equal Weight Income Advantage ETF
19.	Invesco Short Duration High Yield ETF
20.	Invesco Short Duration Total Return Bond ETF
21.	Invesco SteelPath MLP & Energy Infrastructure ETF
22.	Invesco Top QQQ ETF
23.	Invesco Total Return Bond ETF
24.	Invesco Ultra Short Duration ETF
25.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2026 Corporate Bond ETF
2.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2026 Municipal Bond ETF
4.	Invesco BulletShares 2027 Corporate Bond ETF
5.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
6.	Invesco BulletShares 2027 Municipal Bond ETF

7.	Invesco BulletShares 2027 Treasury Bond ETF
8.	Invesco BulletShares 2028 Corporate Bond ETF
9.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
10.	Invesco BulletShares 2028 Municipal Bond ETF
11.	Invesco BulletShares 2028 Treasury Bond ETF
12.	Invesco BulletShares 2029 Corporate Bond ETF
13.	Invesco BulletShares 2029 High Yield Corporate Bond ETF
14.	Invesco BulletShares 2029 Municipal Bond ETF
15.	Invesco BulletShares 2029 Treasury Bond ETF
16.	Invesco BulletShares 2030 Corporate Bond ETF
17.	Invesco BulletShares 2030 High Yield Corporate Bond ETF
18.	Invesco BulletShares 2030 Municipal Bond ETF
19.	Invesco BulletShares 2030 Treasury Bond ETF
20.	Invesco BulletShares 2031 Corporate Bond ETF
21.	Invesco BulletShares 2031 High Yield Corporate Bond ETF
22.	Invesco BulletShares 2031 Municipal Bond ETF
23.	Invesco BulletShares 2031 Treasury Bond ETF

24.	Invesco BulletShares 2032 Corporate Bond ETF
25.	Invesco BulletShares 2032 High Yield Corporate Bond ETF
26.	Invesco BulletShares 2032 Municipal Bond ETF
27.	Invesco BulletShares 2033 Corporate Bond ETF
28.	Invesco BulletShares 2033 High Yield Corporate Bond ETF
29.	Invesco BulletShares 2033 Municipal Bond ETF
30.	Invesco BulletShares 2034 Corporate Bond ETF
31.	Invesco BulletShares 2034 High Yield Corporate Bond ETF
32.	Invesco BulletShares 2034 Municipal Bond ETF
33.	Invesco BulletShares 2035 Corporate Bond ETF
34.	Invesco BulletShares 2035 Municipal Bond ETF
35.	Invesco BulletShares 2036 Corporate Bond ETF
36.	Invesco BulletShares 2036 Municipal Bond ETF
37.	Invesco Bloomberg Pricing Power ETF
38.	Invesco International Developed Dynamic Multifactor ETF
39.	Invesco Investment Grade Defensive ETF
40.	Invesco RAFI™ Strategic US ETF
41.	Invesco Russell 1000® Dynamic Multifactor ETF
42.	Invesco Russell 2000® Dynamic Multifactor ETF

[signature page follows]

THE BANK OF NEW YORK		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Brian Hartigan
(signature)		(signature)

	Gerard Connors		Brian Hartigan
(name)		(name)

Vice President			President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)

	Brian Hartigan		Brian Hartigan
(name)		(name)

	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)

	Brian Hartigan		Brian Hartigan
(name)		(name)

	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE- TRADED FUND TRUST

By:	/s/ Brian Hartigan
(signature)

Brian Hartigan
(name)

President & Principal Executive Officer
(title)